UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2018

Sarepta Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14895	93-0797222
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 First Street
Suite 415
Cambridge, MA 02142

(Address of principal executive offices, including zip code)

(617) 274-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26 2018, Sarepta Therapeutics, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Douglas S. Ingram, the Company’s President and Chief Executive Officer, amending the Employment Agreement and the Change in Control and Severance Agreement, each dated June 26, 2017, between the Company and Mr. Ingram (the “Employment Agreement” and the “CIC Severance Agreement”, respectively).  The Letter Agreement amends the CIC Severance Agreement to provide that, if Mr. Ingram experiences a termination by the Company without “cause” or by him for “good reason” during the 90-day period preceding or the 24-month period following a “change in control” (as those terms are defined in the CIC Severance Agreement), all of his performance option award previously granted on June 26, 2017 will vest to the extent earned, as determined in accordance with the CIC Severance Agreement, and will not be prorated to reflect the period in which Mr. Ingram was employed by the Company.  Additionally, the Letter Agreement amends the noncompetition covenant set forth in the Employment Agreement to extend its term until the later of (1) eighteen (18) months following the termination of Mr. Ingram’s employment and (2) June 26, 2023, to add Limb-girdle muscular dystrophies and to be more precise about what activities are “engaged in” or “planned”.  Except as amended by the Letter Agreement, the CIC Severance Agreement and the Employment Agreement remain in effect in accordance with their terms.

The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the complete copy of the Letter Agreement, which will be filed with the Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sarepta Therapeutics, Inc.

By:	/s/ David Tyronne Howton, Jr.
David Tyronne Howton, Jr.
Senior Vice President, General Counsel and Corporate Secretary

Date: June 27, 2018